                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4A



                         Statement to Certificateholders





                        Original               Prior

                        Face                   Principal

Class                   Value                  Balance                  Interest              Principal               Total

------------------------------------------------------------------------------------------------------------------------------------


A                       650,000,000.00         268,555,610.53             561,650.61          8,398,215.35             8,959,865.96

A Certificate                        -                      -           1,055,864.33                     -             1,055,864.33



Totals                  650,000,000.00         268,555,610.53           1,617,514.94          8,398,215.35            10,015,730.29



                                                                        Current                Pass-Through

                        Realized               Deferred                 Principal              Rates

Class                   Losses                 Interest                 Balance                Current                 Next

------------------------------------------------------------------------------------------------------------------------------------

A                       -                      -                        260,157,395.18           2.510000%                2.513750%

A Certificate           -                      -                                     -                  NA                       NA



Totals                  -                      -                        260,157,395.18



                                               Prior                                                                   Current

                                               Principal                                                               Principal

Class                   CUSIP                  Balance             Interest         Principal         Total            Balance

------------------------------------------------------------------------------------------------------------------------------------

A                       00755WGC4              413.162478          0.864078         12.920331         13.784409          400.242147

A Certificate                                    0.000000          1.624407          0.000000          1.624407            0.000000



Delinquent Loan Information:

                                                                                    90+ Days          Loans            Loans

                                              30-59               60-89             excldg f/c,REO    in               in

                                              Days                Days              & Bkrptcy         Bankruptcy       REO

------------------------------------------------------------------------------------------------------------------------------------

Trust A                 Principal Balance     10,445,630.09       2,290,499.08      707,771.18        15,412,494.70    2,221,231.81

                        % of Pool Balance          3.71399%           0.81440%        0.25165%             5.47997%        0.78977%

                        Number of Loans                 175                 41              14                  251              41

                        % of Loans                 3.58166%           0.83913%        0.28653%             5.13713%        0.83913%



                                              Loans

                                              in

                                              Foreclosure

-----------------------------------------------------------

Trust A                 Principal Balance     10,843,923.92

                        % of Pool Balance          3.85560%

                        Number of Loans                 182

                        % of Loans                 3.72493%



General Mortgage Loan Information:

                                                                                                                        Trust A

                                                                                                                     --------------

Beginning Aggregate Mortgage Loan Balance                                                                            290,330,389.76

Prefunding                                                                                                                     0.00

Principal Reduction                                                                                                    9,079,151.73

Ending Aggregate Mortgage Loan Balance                                                                               281,251,238.03



Beginning Aggregate Mortgage Loan Count                                                                                        5012

Ending Aggregate Mortgage Loan Count                                                                                           4886



Current Weighted Average Coupon Rate                                                                                      9.486802%

Next Weighted Average Coupon Rate                                                                                         9.480635%



Mortgage Loan Principal Reduction Information:

                                                                                                                        Trust A

                                                                                                                     --------------

Scheduled Principal                                                                                                      553,113.53

Curtailments                                                                                                              76,608.94

Prepayments                                                                                                            6,983,005.25

Repurchases                                                                                                                    0.00

Substitutions                                                                                                                  0.00

Liquidation Proceeds                                                                                                   1,466,424.01

Other Principal                                                                                                                0.00



Less: Realized Losses                                                                                                  1,112,122.26



Total Principal Reduction                                                                                             10,191,273.99



Servicer Information:

                                                                                                                        Trust A

                                                                                                                     --------------

Accrued Servicing Fee for the Current Period                                                                             120,971.00

Less: Amounts to Cover Interest Shortfalls                                                                                 2,343.05

Less: Delinquent Service Fees                                                                                             38,959.95

Collected Servicing Fees for Current Period:                                                                              79,668.00



Advanced Principal                                                                                                              N/A

Advanced Interest                                                                                                      730,403.87



                                           Other              Scheduled           Interest        Available        Available Funds

                        Prepayment         Unscheduled        Principal           Carry           Funds Cap        Cap Carry

                        Principal          Principal          Distribution        Forward         Current          Forward

Class                   Distributed        Distributed        Amount              Amount          Amount           Amount

------------------------------------------------------------------------------------------------------------------------------------

Class A                 6,983,005.25       1,543,032.95       7,967,029.47        -               -                 -

                                   -                  -                  -        -               -                 -



Total                   6,983,005.25       1,543,032.95       7,967,029.47        -               -                 -





                        Applied

                        Realized Loss

                        Amount

-------------------------------------

Class A                 -

                        -



Total                   -




                                                                 Prior                                                  Current

                            Has a            Remaining           Over-           Accelerated           Extra              Over

                        Trigger Event       Pre-Funded         Collateral         Principal          Principal         Collateral

                           Occurred           Amount             Amount          Distributed        Distributed          Amount

------------------------------------------------------------------------------------------------------------------------------------


Trust A                      NO                0.00          21,774,779.23       431,185.88             0.00          21,093,842.85





                          Specified           Over-

                            Over-           Collateral

                          Collateral          Deficit

                            Amount            Amount

------------------------------------------------------

Trust A                  21,093,842.85         0.00



Trust A Insured Payment                                                                                                     0.00

Pool Rolling six month delinquency rate                                                                                    4.809022

Pool Cumulative Realized Losses                                                                                       20,750,372.20

Book Value of REO loans                                                                                                2,874,702.90

Cumulative Number of Mortgage loans repurchased to date                                                                          11

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                              87,411.19

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                          0.00

Unremibursed Delinquent/Servicing Advances still Outstanding                                                                   0.00



TOTAL AVAILABLE FUNDS:



Current Interest Collected:                                                   1,525,813.67



Principal Collected:                                                          7,612,727.72



Insurance Proceeds Received:                                                          0.00



Net Liquidation Proceeds:                                                       354,301.75



Delinquency Advances on Mortgage Interest:                                      730,403.87



Delinquency Advances on Mortgage Principal                                              NA



Repurchase and Substitution Amounts:                                                  0.00



Trust Termination Proceeds:                                                           0.00



Investment Earnings on Note Account:                                              2,092.92



Capitalized Interest Requirement:                                                     0.00



Capitalized Interest Fund Earnings                                                    0.00



Capitalized Interest Account                                                          0.00



Investment Earnings on Pre-Funding Account                                            0.00



Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                     -



Sum of the Above Amounts:                                                                         10,225,339.93



LESS:



Servicing Fees (including PPIS):                                                 82,011.05



Non Recoverable Advance                                                           9,122.51



Indenture Trustee Fees:                                                           1,693.59



Owner Trustee Fees:                                                                 277.78



Insurance Premiums:                                                                29,093.52



Reimbursement of Delinquency Advances/Servicing Advances                         87,411.19



Total Reductions to Available Funds Amount:                                                          209,609.64



Total Available Funds:                                                                                                10,015,730.29


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4B



                         Statement to Certificateholders



                        Original               Prior

                        Face                   Principal

Class                   Value                  Balance                 Interest              Principal             Total

------------------------------------------------------------------------------------------------------------------------------------


B                       350,000,000.00         137,619,655.10          287,854.45            3,557,872.10          3,845,726.55

B Certificate                        -                      -          693,270.80                       -            693,270.80



Totals                  350,000,000.00         137,619,655.10          981,125.25            3,557,872.10          4,538,997.35



                                                                       Current               Pass-Through

                        Realized               Deferred                Principal             Rates

Class                   Losses                 Interest                Balance               Current               Next

------------------------------------------------------------------------------------------------------------------------------------

B                       -                      -                       134,061,783.00        2.510000%             2.513750%

B Certificate           -                      -                                    -               NA                    NA



Totals                  -                      -                       134,061,783.00



                                               Prior                                                                     Current

                                               Principal                                                                 Principal

Class                   CUSIP                  Balance              Interest          Principal        Total             Balance

------------------------------------------------------------------------------------------------------------------------------------

B                       00755WGD2              393.199015           0.822441          10.165349        10.987790         383.033666

B Certificate                                    0.000000           1.066570           0.000000         1.066570           0.000000



Delinquent Loan Information:

                                                                                  90+ Days           Loans             Loans

                                            30-59              60-89              excldg f/c,REO     in                in

                                            Days               Days               & Bkrptcy          Bankruptcy        REO

------------------------------------------------------------------------------------------------------------------------------------

Trust B                 Principal Balance   4,106,285.25       1,028,394.60       748,670.83         8,433,311.87      2,218,812.30

                        % of Pool Balance       2.83326%           0.70957%         0.51657%             5.81882%          1.53094%

                        Number of Loans               79                 16                8                  127                42

                        % of Loans              3.72993%           0.75543%         0.37771%             5.99622%          1.98300%



                                            Loans

                                            in

                                            Foreclosure

--------------------------------------------------------

Trust B                 Principal Balance   6,617,886.63

                        % of Pool Balance       4.56621%

                        Number of Loans              106

                        % of Loans              5.00472%



General Mortgage Loan Information:

                                                                                                                        Trust B

                                                                                                                     --------------

Beginning Aggregate Mortgage Loan Balance                                                                            148,778,005.51

Subsequent Mortgage Loans Added This Period                                                                                    0.00

Principal Reduction                                                                                                    3,846,348.22

Ending Aggregate Mortgage Loan Balance                                                                               144,931,657.29



Beginning Aggregate Mortgage Loan Count                                                                                       2,163

Ending Aggregate Mortgage Loan Count                                                                                          2,118



Current Weighted Average Coupon Rate                                                                                      9.486833%

Next Weighted Average Coupon Rate                                                                                         9.483340%



Mortgage Loan Principal Reduction Information:

                                                                                                                        Trust B

                                                                                                                     --------------

Scheduled Principal                                                                                                      231,154.30

Curtailments                                                                                                              71,403.49

Prepayments                                                                                                            2,678,801.65

Repurchases                                                                                                                    0.00

Substitutions                                                                                                                  0.00

Liquidation Proceeds                                                                                                     864,988.78

Other Principal                                                                                                                0.00



Less: Realized Losses                                                                                                    375,697.84



Total Principal Reduction                                                                                              4,222,046.06



Servicer Information:

                                                                                                                        Trust B

                                                                                                                     --------------

Accrued Servicing Fee for the Current Period                                                                              61,990.83

Less: Amounts to Cover Interest Shortfalls                                                                                 1,321.77

Less: Delinquent Service Fees                                                                                             19,858.89

Collected Servicing Fees for Current Period:                                                                              40,810.17



Advanced Principal                                                                                                              N/A

Advanced Interest                                                                                                        375,679.77




                                           Other              Scheduled           Interest        Available        Available Funds

                        Prepayment         Unscheduled        Principal           Carry           Funds Cap        Cap Carry

                        Principal          Principal          Distribution        Forward         Current          Forward

Class                   Distributed        Distributed        Amount              Amount          Amount           Amount

------------------------------------------------------------------------------------------------------------------------------------


Class B                 2,678,801.65       936,392.27         3,470,650.38        -               -                -

                                   -                -                    -        -               -                -



Total                   2,678,801.65       936,392.27         3,470,650.38        -               -                -





                        Unpaid

                        Realized Loss

                        Amount

-------------------------------------

Class B                 -

                        -



                            Has a            Remaining            Over-          Accelerated           Extra               Over

                        Trigger Event       Pre-Funded          Collateral        Principal          Principal          Collateral

                           Occurred           Amount              Amount         Distributed        Distributed           Amount

------------------------------------------------------------------------------------------------------------------------------------

Trust B                      NO               0.00             11,158,350.41      87,221.72             0.00          10,869,874.30



                          Specified           Over-

                            Over-           Collateral

                          Collateral          Deficit

                            Amount            Amount

------------------------------------------------------

Trust B                     10,869,874.30     0.00



Trust B Insured Payment                                                                                                        0.00

Pool Rolling six month delinquency rate                                                                                    6.036262

Pool Cumulative Realized Losses                                                                                       12,354,842.13

Book Value of REO loans                                                                                                2,812,179.83

Cumulative Number of Mortgage loans repurchased to date                                                                           8

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                              24,324.97

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                          0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                   0.00



TOTAL AVAILABLE FUNDS:



Current Interest Collected:                                                     780,654.81



Principal Collected:                                                          2,981,359.44



Insurance Proceeds Received:                                                             -



Net Liquidation Proceeds:                                                       489,290.94



Delinquency Advances on Mortgage Interest:                                      375,679.77



Delinquency Advances on Mortgage Principal                                              NA



Repurchase and Substitution Amounts:                                                     -



Trust Termination Proceeds:                                                              -



Investment Earnings on Note Account:                                                948.96



Capitalized Interest Requirement:                                                     0.00



Capitalized Interest Account  Earnings                                                0.00



Capitalized Interest Account                                                          0.00



Reversal of Realized Loss Amount                                                         -



Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                  0.00



Sum of the Above Amounts:                                                                          4,627,933.92



LESS:



Servicing Fees (including PPIS):                                                 42,131.94



Non-Recoverable Advance                                                           6,425.21



Indenture Trustee Fees:                                                             867.87



Owner Trustee Fees:                                                                 277.78



Insurance Premiums:                                                              14,908.80



Reimbursement of Delinquency Advances/Servicing Advances                         24,324.97



Total Reductions to Available Funds Amount:                                                           88,936.57



Total Available Funds:                                                                                                 4,538,997.35


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4C



                         Statement to Certificateholders



                        Original               Prior

                        Face                   Principal

Class                   Value                  Balance                   Interest                Principal               Total

------------------------------------------------------------------------------------------------------------------------------------


C                       100,000,000.00         25,079,186.41               49,322.40             132,408.11              181,730.51

C Certificate                        -                     -             368,951.14                       -              368,951.14



Totals                  100,000,000.00         25,079,186.41             418,273.54              132,408.11              550,681.65



                                                                         Current                 Pass-Through

                        Realized               Deferred                  Principal               Rates

Class                   Losses                 Interest                  Balance                 Current                 Next

------------------------------------------------------------------------------------------------------------------------------------

C                       -                      -                         24,946,778.30           2.360000%               2.363750%

C Certificate           -                      -                                     -                  NA                      NA



Totals                  -                      -                         24,946,778.30



                                               Prior                                                                     Current

                                               Principal                                                                 Principal

Class                   CUSIP                  Balance             Interest        Principal          Total              Balance

------------------------------------------------------------------------------------------------------------------------------------

C                       00755WGE0              250.791864          0.493224        1.324081           1.817305           249.467783

C Certificate                                    0.000000          0.567617        0.000000           0.567617             0.000000



Delinquent Loan Information:

                                                                                   90+ Days            Loans             Loans

                                               30-59               60-89           excldg f/c,REO      in                in

                                               Days                Days            & Bkrptcy           Bankruptcy        REO

------------------------------------------------------------------------------------------------------------------------------------

Trust C                 Principal Balance        884,864.02        176,389.95      94,423.07           1,911,371.01      981,166.36

                        % of Pool Balance          3.12257%          0.62246%       0.33321%               6.74499%        3.46241%

                        Number of Loans                  11                 3              1                     24              11

                        % of Loans                 3.16092%          0.86207%       0.28736%               6.89655%        3.16092%



                                               Loans

                                               in

                                               Foreclosure

-----------------------------------------------------------

Trust C                 Principal Balance      2,501,842.61

                        % of Pool Balance          8.82869%

                        Number of Loans                  28

                        % of Loans                 8.04598%



General Mortgage Loan Information:

                                                                                                                         Trust C

                                                                                                                      -------------

Beginning Aggregate Mortgage Loan Balance                                                                             28,731,330.58

Prefunding                                                                                                                      N/A

Principal Reduction                                                                                                      393,677.50

Ending Aggregate Mortgage Loan Balance                                                                                28,337,653.08



Beginning Aggregate Mortgage Loan Count                                                                                         353

Ending Aggregate Mortgage Loan Count                                                                                            348



Current Weighted Average Coupon Rate                                                                                      9.308852%

Next Weighted Average Coupon Rate                                                                                         9.298123%



Mortgage Loan Principal Reduction Information:

                                                                                                                         Trust C

                                                                                                                      -------------

Scheduled Principal                                                                                                       20,599.65

Curtailments                                                                                                               2,292.66

Prepayments                                                                                                              203,119.38

Repurchases                                                                                                                    0.00

Substitutions                                                                                                                  0.00

Liquidation Proceeds                                                                                                     167,665.81

Other Principal                                                                                                                0.00



Less: Realized Losses                                                                                                     44,930.51



Total Principal Reduction                                                                                                438,608.01



Servicer Information:

                                                                                                                         Trust C

                                                                                                                      -------------

Accrued Servicing Fee for the Current Period                                                                              11,971.38

Less: Amounts to Cover Interest Shortfalls                                                                                     0.00

Less: Delinquent Service Fees                                                                                              4,950.39

Collected Servicing Fees for Current Period:                                                                               7,020.99



Advanced Principal                                                                                                              N/A

Advanced Interest                                                                                                         88,322.76




                                           Other              Scheduled           Interest        Available        Available Funds

                        Prepayment         Unscheduled        Principal           Carry           Funds Cap        Cap Carry

                        Principal          Principal          Distribution        Forward         Current          Forward

Class                   Distributed        Distributed        Amount              Amount          Amount           Amount

------------------------------------------------------------------------------------------------------------------------------------


Class C                 203,119.38         169,958.47         132,408.11          -               -                -

                                 -                  -                  -          -               -                -







                        Unpaid

                        Realized Loss

                        Amount

-------------------------------------

Class C                 -

                        -

                                       Prior                                                                  Current

                            Has a                  Over-                Accelerated              Amounts                   Over

                        Trigger Event            Collateral              Principal            From Reserve              Collateral

                           Occurred                Amount               Distributed               Fund                    Amount

------------------------------------------------------------------------------------------------------------------------------------

Trust C                      NO                 3,652,144.17               0.00                   0.00                 3,390,874.78





                          Specified                 Over-

                            Over-                 Collateral

                          Collateral                Deficit

                            Amount                  Amount

------------------------------------------------------------

Trust C                      3,390,874.78            0.00



Trust C Insured Payment                                                                                                        0.00

Pool Rolling six month delinquency rate                                                                                   11.728008

Pool Cumulative Realized Losses                                                                                        3,185,398.62

Book Value of REO loans                                                                                                1,248,272.29

Cumulative Number of Mortgage loans repurchased to date                                                                           3

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                               3,391.82

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                          0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                   0.00



TOTAL AVAILABLE FUNDS:



Current Interest Collected:                                                     129,606.59



Principal Collected:                                                            226,011.69



Insurance Proceeds Received:                                                             -



Net Liquidation Proceeds:                                                       122,735.30



Delinquency Advances on Mortgage Interest:                                       88,322.76



Delinquency Advances on Mortgage Principal                                              NA



Repurchase and Substitution Amounts:                                                     -



Trust Termination Proceeds:                                                              -



Investment Earnings on Note Account:                                                115.42



Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                     -



Sum of the Above Amounts:                                                                            566,791.76



LESS:



Servicing Fees (including PPIS):                                                  7,020.99



Non-Recoverable Advance                                                           2,012.53



Indenture Trustee Fees:                                                             167.60



Owner Trustee Fees:                                                                 277.78



Insurance Premiums:                                                                  3,239.39



Reimbursement of Delinquency Advances/Servicing Advances                          3,391.82



Total Reductions to Available Funds Amount:                                                           16,110.11



Total Available Funds:                                                                                                   550,681.65
